UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2025

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 10, 2025, Citius Pharmaceuticals, Inc. (the “Company”, “we”, “us” or “our”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, our stockholders elected the following seven members to our Board of Directors for a one-year term expiring at the annual meeting of stockholders to be held in 2026 or until their successors are duly elected and qualified, based on the following votes:

Nominee	For	Withheld	Broker Non-Votes
Leonard Mazur	2,301,986	983,591	1,969,380
Myron Holubiak	2,320,985	964,592	1,969,380
Suren Dutia	2,347,113	938,464	1,969,380
Dr. Eugene Holuka	2,335,447	950,130	1,969,380
Dennis M. McGrath	2,316,616	968,961	1,969,380
Robert Smith	2,394,333	891,244	1,969,380
Carol Webb	2,429,356	856,221	1,969,380

Next, at the Annual Meeting, our stockholders approved on a non-binding advisory basis our executive compensation. The vote for such approval was 1,943,011 shares for, 1,196,649 shares against, 145,916 shares abstaining, and 1,969,380 broker non-votes.

Our stockholders did not approve the proposal to amend our Articles of Incorporation to increase the authorized number of shares from 26,000,000 to 260,000,000 and the authorized number of common shares from 16,000,000 to 250,000,000. The vote was 3,222,490 shares for, 1,934,414 shares against, 35,367 shares abstaining, and no broker non-votes.

Finally, our stockholders ratified the selection of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025. The vote for such ratification was 4,466,905 shares for, 592,161 shares against, 133,206 shares abstaining, and no broker non-votes.

The Company did not seek adjournment of the Annual Meeting and therefore the proposal to adjournment the Annual Meeting to continue to solicit votes was moot.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: March 10, 2025	/s/ Leonard Mazur
Leonard Mazur
Chief Executive Officer

2